AMENDED AND RESTATED CONDITIONAL
                        PLEDGE AGREEMENT AND ASSIGNMENT

Marker International ("Pledgor"), whose address is 1070 West South, Salt Lake City, Utah 84126 as an inducement to Bayerische Hypotheken -und Wechsel-Bank Aktiengesellschaft, a banking corporation organized under the laws of the Federal Republic of Germany, or any of its branches ("Bank"), to continue to extend credit to Pledgor and to reduce the security held for such credit, hereby agrees as follows:

     WHEREAS, Pledgor entered a Pledge Agreement and Conditional Assignment effective June 26, 1995 (the "Agreement"), in order to grant to Bank a security interest in a time deposit (the "Collateral") in the amount of U.S. $3,500,000, as an inducement to the Bank to grant Pledgor a term loan in the amount of DM 7,284,205.42 (the "Term Loan").

     WHEREAS, Pledgor has requested Bank, and Bank has agreed, to release $1,500,000 of the Collateral on the rollover date of December 27, 1996, and to continue to hold as security for the existing Term Loan the remaining Collateral in the amount of $2,000,000.

     NOW, THEREFORE, Pledgor agrees, subject to the Bank's consent, to amend and restate the Agreement, as follows:

A. In Line 2 of Parargraph 3, the words "nor shall Bank allow" are deleted and the words "except with the Bank's prior written consent" are substituted in their place.

B. All other terms of the Agreement are incorporated herein by reference, in their entirety.

This Amendment shall be governed by the laws of the State of New York, as applied to contracts to be performed wholly in that State.

Dates: as of December 18, 1996
                                                  Marker International, Pledgor


                                                  By: /s/Brad L. Stewart
                                                  ---------------------------
                                                  Title: Vice President & CFO
Accepted and Agreed:

Bayerische Hypotheken -und Wechsel-Bank
Aktiengesellschaft, New York Branch

By:____________________________

Title:_________________________

By:____________________________

Title:_________________________